UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2011
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DOVER CORPORATION
(Exact Name of Registrant as Specified in Charter)
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Delaware (State or other Jurisdiction of Incorporation)	1-4018 (Commission File Number)	53-0257888 (I.R.S. Employer Identification No.)

3005 Highland Parkway, Suite 200 Downers Grove, Illinois (Address of Principal Executive Offices)	60515 (Zip Code)

(630) 541-1540
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Dover Corporation (the “Company”) is holding Dover Day, its 2011 Investor Meeting, on Monday, December 5, 2011 in New York, NY. The meeting begins at 1:00 p.m. E.S.T. and is available to all interested parties via webcast at http://www.dovercorporation.com. The presentation materials are attached hereto as Exhibit 99.1 and are available on the Investor Information section of the Company’s website at www.dovercorporation.com.

Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of businesses acquired. Not applicable.
(b)	Pro forma financial information. Not applicable.
(c)	Shell company transactions. Not applicable.
(d)	Exhibits. The following exhibits are furnished as part of this report: 99.1 Dover Investor Day Presentation Materials, dated December 5, 2011.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2011	DOVER CORPORATION
(Registrant)

	By:	/s/ Joseph W. Schmidt
Joseph W. Schmidt
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Dover Investor Day Presentation Materials, dated December 5, 2011.